THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED DECEMBER 15, 2004 TO THE STATEMENT OF

ADDITIONAL INFORMATION DATED MAY 3, 2004, AS AMENDED

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of The Enterprise Group of Funds, Inc. (“Corporation”). You may obtain an additional copy of the SAI, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser (“Adviser”) for each of the Enterprise Deep Value Fund, the Enterprise Multi-Cap Growth Fund and the Enterprise Small Company Growth Fund, respectively.

Effective as of December 17, 2004, the following information is added to the table included under the section entitled “Fund Manager Arrangements”:

Fund	Name and Control Person of the Fund Manager	Fee paid by the Advisor to the Fund Manager as a Percentage of Average Daily Net Assets
Multi-Cap Growth Fund	Montag & Caldwell, Inc. (“Montag”) is a subsidiary of ABN AMRO Asset Management Holdings, Inc., which is a wholly-owned subsidiary of ABN AMRO North America Holding Company.	0.30% first $100 million of assets under management; 0.25% next $100 million; and 0.20% thereafter.

Small Company Growth Fund	Eagle Asset Management, Inc. (“Eagle”) is a wholly-owned subsidiary of Raymond James Financial, Inc.	0.60% first $100 million of assets under management; 0.55% next $100 million; and 0.50% thereafter.

Deep Value Fund	Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”) is a wholly-owned subsidiary of Old Mutual Asset Management (US), which is a wholly-owned subsidiary of Old Mutual plc.	0.70% first $15 million of assets under management; 0.55% next $10 million; 0.35% next $75 million; 0.30% next $100 million; 0.25% next $800 million; and 0.15% thereafter.